EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of IntegraMed America, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I John W. Hlywak, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.






                                                     /s/John W. Hlywak, Jr.
                                                     ----------------------
                                                        John W. Hlywak, Jr.
                                                        Chief Financial Officer
                                                        March 19, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to IntegraMed America, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.